                                                                    EXHIBIT 10.1

                          EMPLOYMENT AGREEMENT BETWEEN
                iXL ENTERPRISES, INC. AND CHRISTOPHER M. FORMANT

         THIS AGREEMENT is made and entered into as of January 3, 2001 by and among iXL Enterprises, Inc., a Delaware corporation ("iXL" or the "Company") and Christopher M. Formant (the "Executive") and shall be effective as set forth in
Section 1 hereof.

         1. COMMENCEMENT OF EMPLOYMENT. iXL shall employ the Executive and the Executive hereby accepts such employment, on the terms and conditions set forth in this Agreement, for the period commencing February 1, 2001, and continuing through December 31, 2003 (the "Employment Period").

         2.       POSITION AND DUTIES.

                  (a) During the Employment Period, the Executive shall be employed by the Company as its President and Chief Executive Officer with the responsibilities customarily assigned to such position and with reporting responsibilities to the Chairman of the Board of Directors. The Executive shall serve as a member of the Executive Management Team, which will include the Chairman, President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and their direct reports. The Executive will also be elected to the Board of Directors.

                  (b) During the Employment Period, the Executive shall devote his full time and attention to the business and affairs of the Company, and shall use his best efforts to promote and establish the business of the Company and to carry out the responsibilities assigned to him under this Agreement. It shall not be considered a violation of the foregoing for the Executive to (i) serve on corporate boards with the approval of the Company,
(ii) serve on civic or charitable boards or committees, (iii) deliver lectures or fulfill speaking engagements and (iv) manage personal investments, so long as such activities do not interfere with the performance of the Executive's responsibilities under this Agreement. The Company hereby approves the Executive's service on the Board of Directors and as an officer of Loans USA, Inc.

         3.       COMPENSATION AND RELATED MATTERS.

                  (a) BASE SALARY. Executive's base salary will be $500,000.00 per annum for 2001 and will be reviewed by the Company's Compensation Committee for consideration of an increase for all subsequent years based on the Company's performance and market conditions. The Executive's base salary shall be paid in conformity with iXL's salary payment practices generally applicable to members of the Executive Management Team, which is currently bi-monthly. Changes in payroll practices shall not work to defer payment of amounts due hereunder.

                  (b) BONUSES. Executive's bonus shall be equal to a minimum of 10% of an EBITDA bonus pool established annually by the Board of Directors for senior executives. The bonus pool for 2001 is set out on Exhibit A, and is subject to change annually by the Board of Directors, provided that the total formula for and the allocations within the bonus pool cannot be materially changed without the approval of the Executive. In any event, the Executive's bonus for 2001 shall not be less then $250,000, payable quarterly in arrears. In 2002, the Executive will be advanced $250,000, payable in quarterly installments, to be offset against future earned bonuses, or to be repaid (as to any unearned amount only) by the Executive upon his termination for Cause or without Good Reason as set forth below. Upon a Change in Control or if the Executive is terminated for reasons other than Cause or if the Executive terminates for Good Reason, any such advances against future earned bonuses shall be deemed earned.

                  (c) STOCK OPTIONS. As of the commencement of the Executive's employment under this Agreement, the Executive shall be awarded an option to purchase 1,000,000 shares of iXL common stock (the "Initial Options"). The option price for the shares shall be the current market price of the Company's stock. The first 125,000 of the Initial Options will vest upon execution of this Agreement, and the balance will vest monthly on a pro rata basis over the 42 months following the date of this Agreement. The Executive shall have the lesser of (i) eighteen (18) months or (ii) the remaining term of the Initial Options to exercise any unexercised Initial Options after termination of his employment.

                  (d) STANDARD BENEFITS. The Executive shall be eligible for benefits commensurate with the benefits offered to all other iXL Executives of a similar status. Benefits shall include:

                           (i)      Health, Dental and Vision;

                           (ii) Medical and Dental Spending Accounts (Section 125 Plan);

                           (iii)    401(k) Plan;

                           (iv)     22 Paid Time Off Days;

                           (v)      Life and Accidental Death and Disability
                  Insurance;

                           (vi)     Short and Long Term Disability Insurance;
                  and

                           (vii) Participation in iXL Ventures investments or programs available to employees or Executives generally.

                  To the extent any of the foregoing health and welfare benefits differ materially from the comparable benefits of the Executive's previous employer, iXL will use reasonable efforts to provide the Executive with comparable benefits.

                  (e) INDEMNIFICATION. iXL shall extend to the Executive the same indemnification arrangements as are generally provided to other members of Executive Management Team, including after termination of the Executive's employment. A copy of iXL's Indemnification Agreement for its senior executives and members of its board of directors is attached as Exhibit B. Executive shall be made a party to such Indemnification Agreement upon his election to iXL's Board of Directors which shall occur as soon as practicable after the date of this Agreement.

                  (f) EXPENSES. The Executive shall be entitled to receive prompt reimbursement for all reasonable and customary travel and business expenses incurred in connection with his employment, but the Executive must incur and account for those expenses in accordance with the policies and procedures established by iXL.

                  (g) SPECIAL EXPENSE REIMBURSEMENT. The Company will reimburse the Executive for his reasonable moving expenses to Atlanta. Alternatively, for the convenience of the Company and as a condition of his employment, the Company will provide the Executive with living accommodations in Atlanta and reimburse him for travel expenses to and from Atlanta if he chooses not to relocate.

                  (h) STOCK PURCHASE. As an inducement to enter this Agreement, the Executive has agreed to purchase one and one-half million shares of common stock directly from the Company pursuant to a private placement. The price for the shares shall be the current market price as of the date of the stock purchase. A copy of the form subscription agreement to be used by the Executive and the Company in connection with the stock purchase is attached hereto as Exhibit C and incorporated by reference. The Company will lend the Executive up to two-thirds of the total purchase price for the shares. The loan to be evidenced by a promissory note will have a four-year term and bear interest at 9% per annum, payable at maturity. The Executive will be expected to prepay the loan with the net after tax proceeds of any annual bonus amount in excess of $500,000, plus the net after tax proceeds from the sale of any Company shares acquired from the stock purchase described above or from the exercise of stock options granted herein. In addition, the Company will advance the Executive up to $1,500,000 for the purpose of buying the shares, if the Executive is delayed in receiving payment of his capital account or other funds such as his 401(k) fund, which are not readily available from his previous employer. The Executive shall immediately repay this amount to the Company (with interest at 9% per annum) upon receipt of the funds from his previous employer.


         4.       TERMINATION OR RESIGNATION.

                  (a) BY THE COMPANY. In the event that Executive is terminated for reasons other than Cause, Executive will be entitled to twelve
(12) months of Executive's then-current salary in the form of a severance payment payable on a bi-monthly basis together with continued benefits. The Executive shall also be entitled to any accrued, but unpaid bonus amount. The foregoing severance shall be reduced or offset by the amount of any subsequent salary from a new employer. In addition, in the event the Executive is terminated for reasons other than Cause, the greater of (i) one-half of the total of the Executive's unvested options, or (ii) vested options resulting from one-year's forward vesting of the Executive's options, will immediately vest. "Cause" shall mean: (A) conviction of a felony arising from any act of fraud, misappropriation, embezzlement or material misconduct on the Executive's part,
(B) the Executive's (x) failure substantially to follow written directives of the Board of Directors of the Company, not inconsistent with the terms of this Agreement contemplated herein, and (y) failure to correct same within thirty
(30) days after notice from a lawfully designated representative of the Company (or lesser period, if appropriate under the circumstances as described in the notice), or (C) the Executive's serious and willful breach of any material provision of this

Agreement or breach of any material provision of the policies and procedures of the Company that affect generally all members of the Executive Management Team and the Executive's failure to cure same within thirty (30) days after notice (to the extent such breach is subject to cure).

                  (b) GOOD REASON. Executive may terminate employment for Good Reason or without Good Reason. "Good Reason" means any failure by the Company to comply with any provision of this Agreement other than any such failure that is remedied by the Company within thirty (30) days after receipt of notice thereof from Executive. Good Reason includes, but is not limited to, the Company's requiring Executive to relocate (unless agreed to by the Executive) and any material change by the Company of the Executive's duties, responsibilities, titles or job description in violation of this Agreement. A termination of employment by the Executive for Good Reason shall be effectuated by giving the Company written notice ("Notice of Termination for Good Reason") of the termination, setting forth in reasonable detail the specific conduct of the Company that constitutes Good Reason and the specific provision(s) of this Agreement on which the Executive relies. A termination of employment by the Executive for Good Reason shall be effective thirty days following the date when the Notice of Termination for Good Reason is given; PROVIDED, that such a termination of employment shall not become effective if the Company shall have substantially corrected the circumstance giving rise to the Notice of Termination for Good Reason within such 30-day period.

                  In the event that the Executive terminates his employment for Good Reason, the Executive will be entitled to twelve (12) months of the Executive's then-current salary in the form of a severance payment payable on a bi-monthly basis together with continued benefits. The Executive shall also be entitled to any accrued, but unpaid bonus amount. The foregoing severance shall be reduced or offset by the amount of any subsequent salary from a new employer. In addition, if the Executive terminates his employment for Good Reason, the greater of (i) one-half of the total of the Executive's unvested options, or
(ii) vested options resulting from one-year's forward vesting of the Executive's unvested options, will immediately vest.

                  (c) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death during the Employment Period. The Company shall be entitled to terminate the Executive's employment because of the Executive's Disability during the Employment Period. "Disability" shall be defined exactly as it is defined in the Company's then current long-term disability insurance policy. The Company will provide an insurance policy sufficient to liquidate any outstanding loans upon the Executive's death or disability (which shall be inclusive of the life and disability insurance amounts provided in paragraph 3 (d)).

                  (d) DATE OF TERMINATION. The "Termination Date" means the date of the Executive's death, the date on which the termination of the Executive's employment by the Company for Cause or Disability, or by the Executive for Good Reason is effective, the date on which the Company gives the Executive notice of a termination of employment without Cause, or the date on which the Executive gives the Company notice of a termination of employment without Good Reason, as the case may be.

         5.       CHANGE IN CONTROL.

                  (a) DEFINITION. The term "Change in Control" means (1) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (2) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) directly or indirectly of securities of the surviving corporation representing 40% or more of the combined voting power of the Company's outstanding securities and such change results in the selection of a new Chairman of its Board of Directors; (3) individuals who are members of the Board of Directors of the Company as of the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; or (4) consummation of a plan of reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company selects a new Chairman of its Board of Directors; provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Company.

                  (b) EFFECT. Upon a Change in Control, Executive shall be eligible to receive any rights, benefits and entitlements made generally available to members of the Executive Management Team as a result of a Change in Control. However, if within one year after the Change in Control: (i) the Executive's employment is terminated without Cause; or (ii) the Executive suffers a reduction in title or a reduction of duties or reporting group or a material diminution of the Executive's compensation and/or compensation potential and subsequently the Executive's resignation, the Executive shall be paid a lump sum amount equal to not less than two times his base salary plus any accrued, but unpaid bonus amount; in addition, the remaining unpaid balance of the four-year stock purchase loan described in paragraph 3 (h) above shall be forgiven by the Company, and all of the Executive's stock options shall be accelerated and vested.

                  (c) CONTINUATION. To the extent Executive is not terminated under a Change in Control, this Agreement shall continue in full force and effect and Executive shall continue to perform his obligations hereunder through the end of the term of this Agreement.

                  (d) STOCK OPTIONS/COMPENSATION. After a Change in Control, the greater of (i) one-half of the total of the Executive's unvested options, or (ii) vested options resulting from one-year's forward vesting of the Executive's unvested options, will immediately vest.

         6. NO OTHER REPRESENTATIONS. No representations have been made to the Executive other than those set forth in this Agreement.


         7. TRADE SECRETS AND CONFIDENTIAL INFORMATION. The Executive agrees that iXL is engaged in the highly competitive business of providing Internet professional services, including Internet strategy consulting and the development of comprehensive Internet-based business solutions. iXL's involvement in this business has required and continues to require the expenditure of substantial amounts of money and the use of skills developed over a long period of time. As a result of these investments of money, skill and time, iXL has developed and will continue to develop certain valuable Trade Secrets and Confidential Information that are peculiar to iXL's business and the disclosure of which would cause iXL great and irreparable harm.

                  (a) The term "Trade Secrets" means any scientific or technical information, design, process, procedure, formula or improvement that is valuable and not generally known to iXL's competitors. To the fullest extent consistent with the foregoing, and otherwise lawful, Trade Secrets shall include, without limitation, information and documentation pertaining to the design, specifications, capacity, testing, installation, implementation and customizing techniques and procedures concerning iXL's present and future products and services. This includes, but is not limited to:

                           (i) Software (including source and object code), algorithms, inventions, designs, concepts, discoveries, improvements, computer processing systems, techniques, methodologies, formulae, processes, compilations of information, data, models, photographs, know-how, machines, plans, techniques, user documentation, functional overviews, screen layouts, report layouts, processing flow charts and other work products, drawings, proposals, job notes, reports, records, and specifications, whether the foregoing have been developed by or for iXL or otherwise obtained by iXL;

                           (ii) customer or referral lists, agreements, prospects, strategies, plans, records, files, or other similar information;

                           (iii) project agreements, product agreements, service agreements, sales contracts, licenses, negotiations, strategies, plans, records, or files;

                           (iv)     iXL policy and operating manuals or
         procedures, workflow systems, product-design processes and systems and strategies for providing services;

                           (v) iXL performance or financial statements or other such information;

                           (vi) product, application and service price lists, forms, contracts, marketing or other research and development data and the results thereof or related information; and

                           (vii) product, application and service testing or evaluation results or similar information.

                  (b) The term "Confidential Information" means any data or information and documentation, other than that which is a Trade Secret, which is valuable to iXL and not generally known to iXL's competitors or the public, including but not limited to:

                           (i) financial information, including but not limited to earnings, assets, debts, prices, fee structures, volumes of purchases or sales, or other financial data, whether relating to iXL generally, or to particular products, services, geographic areas, or time periods;

                           (ii) supply and service information, including but not limited to information concerning the goods and services utilized or purchased by iXL, the names and addresses of suppliers, terms of supplier service contracts, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to iXL's competitors or the public, and to the extent that the combination of suppliers or use of particular suppliers, though generally known or available, yields advantages to iXL the details of which are not generally known;

                           (iii) marketing information, including but not limited to details about ongoing or proposed marketing programs or agreements by or on behalf of iXL, marketing forecasts, results of marketing efforts or information about impending transactions;

                           (iv) personnel information, including but not limited to Executives' personal or medical histories, compensation or other terms of employment, actual or proposed promotions, hiring, resignations, disciplinary actions, terminations or reasons therefor, training methods, performance or other Executive information; and

                           (v) customer information, including but not limited to any customer proposals or agreements between customers and iXL, status of customer accounts or credit, or related information about actual or prospective customers.


         8. OWNERSHIP. Any and all inventions, discoveries, improvements, or creations (collectively, "Creations") which the Executive has conceived or made or may conceive or make during the period of employment that are in any way, directly or indirectly, connected with iXL, shall be the sole and exclusive property of iXL. The Executive agrees that all copyrightable or patentable works created by the Executive or under iXL's direction in connection with iXL's business are "works made for hire" and shall be the sole and complete property of iXL, and that any and all copyrights or patents to such works shall belong to iXL, and the Executive shall execute all documents that may be necessary to convey or assign any rights the Executive may have in such Creations. To the extent such works are not deemed to be "works made for hire," the Executive hereby assigns all proprietary rights, including copyright, in these works to iXL without further compensation. The Executive further agrees to: (i) disclose promptly to iXL all such Creations which the Executive has made or may make solely, jointly, or commonly with others; (ii) assign all such Creations to iXL, and (iii) execute and sign any and all applications, assignments, or other instruments which iXL may deem necessary in order to enable it, at its expense, to apply for, prosecute, and obtain copyrights, patents or other proprietary rights in the United States and foreign countries or in order to transfer to iXL all right, title, and interest in such Creations.

         9. NON-DISCLOSURE OF TRADE SECRETS AND CONFIDENTIAL INFORMATION. The Executive agrees, except as specifically required in the performance of his duties for iXL or if required by a court of law, that he will not, during the course of his employment by iXL and for so long thereafter as the pertinent information or documentation remain Trade Secrets or Confidential Information, directly or indirectly use, disclose or disseminate to any other person, organization or entity or otherwise use any Trade Secrets or Confidential Information. The obligations set forth herein shall not apply to any Trade Secrets or Confidential Information, which shall have become generally known to competitors of iXL through no act or omission of the Executive.

         10. NON-COMPETITION. The Executive agrees that for twelve (12) months after the cessation of his employment with iXL, or for three (3) months if employment is terminated without Cause or with Good Reason, the Executive shall not become associated with any of the following entities: Sapient, Scient, Viant, Perot Systems, IBM Global, EDS, Razorfish, Proxicom, Computer Science Corporation, march First.


         11.      NON-SOLICITATION OF CUSTOMERS.

                  (a) The Executive agrees that while employed by iXL, he will have contact with and become aware of iXL's customers and the representatives of those customers, their names and addresses, specific customer needs and requirements, and leads and references to prospective customers. The Executive further agrees that loss of such customers will cause iXL great and irreparable harm.

                  (b) The Executive agrees that, except in the performance of his duties for iXL, during his employment with iXL and for one (1) year after the cessation of his employment, or six (6) months if his employment is terminated without Cause or with Good Reason, he will not directly or indirectly solicit, contact, call upon, or initiate communication with any of the Company's top 100 clients for the purpose of providing Internet professional services, including Internet strategy consulting and the development of comprehensive Internet-based business solutions. For the purpose of this paragraph, "indirectly soliciting, contacting, calling upon, or initiating communication with" shall mean directing another person to solicit, contact, call upon, or initiate communication with any of the Company's top 100 clients or such other person otherwise acts on the Executive's behalf in soliciting, contacting, calling upon, or initiating communication with any to the Company's top 100 clients.

         12. NON-SOLICITATION OF EMPLOYEES. The Executive agrees that for as long as he is employed by iXL and for one (1) year after the cessation of his employment he will not recruit or attempt to recruit, directly or by assisting others, any employee of iXL.

         13. RETURN OF PROPERTY. The Executive agrees that he will deliver to iXL upon the cessation of his employment, whether voluntary or involuntary, and at any other time upon iXL's request: (i) all memoranda, notes, records, computer programs, computer files, drawings or other documentation, whether made or compiled by the Executive alone or with others or made available to him while employed by iXL, pertaining to Creations, Trade Secrets, Confidential Information or other inventions and works of iXL or its clients, and (ii) all Creations, Trade Secrets, Confidential Information and other inventions and works of iXL or its clients in the Executive's possession, custody or control. The Executive will not retain any written or other tangible material containing any information concerning or disclosing any of the Creations, Trade Secrets or Confidential Information of iXL or its clients. The Executive recognizes that the unauthorized taking or disclosure of any of such information or materials could also result in both civil and criminal liability.

         14. PRIOR COMMITMENTS/SPECIAL INDEMNIFICATION. By this Agreement, the Executive acknowledges and represents that he has no other agreements, relationships, or commitments to any other person or entity that conflict with his obligations to iXL under this Agreement. The Executive will not disclose to iXL, use, or induce iXL to use, any proprietary information or trade secrets of others. The Executive represents and warrants that he has returned all property and confidential information belonging to all prior employers, and further represents and warrants that he has not knowingly violated and will not violate any provisions of agreements with former employers such as non-solicitation, non-compete and similar restrictions. If the Executive's prior employer asserts a claim that the Executive has violated any provisions of his agreement with it such as non-solicitation, non-compete and similar restrictions, the Company agrees, at its option, either to directly assume the defense of such claim or to reimburse the Executive for his costs and expenses of defending such claim.

         15. AT-WILL EMPLOYMENT. Nothing contained herein constitutes, nor should it be interpreted, deemed or construed to imply, a contract of employment for any specific term. Unless otherwise provided in a separate written agreement executed by the Executive and an authorized representative of iXL, the Executive's employment with iXL is at-will, meaning either the Executive or iXL may terminate the employment relationship at any time for any reason, or for no reason at all. The Executive acknowledges, understands and agrees that the execution of this Agreement and performance hereunder does not constitute a promise or contract of continued employment.

         16. ATTORNEY'S FEES. If any party hereto must enforce any of its rights in this Agreement through legal proceedings, the prevailing party shall have a right to recover its costs, expenses and attorney's fees incurred in connection with such legal proceedings from the other party.

         17. WAIVER OF BREACH. The waiver by either party to this Agreement of a breach of any provision of this Agreement by the other party does not waive any subsequent breach by such party, nor does the failure by either party to take action against the other party for similar prior breaches operate as a waiver by such party of any future such breach.

         18. COURT'S RIGHT TO MODIFY RESTRICTIONS. The parties have attempted to limit the Executive's right to compete only to the extent necessary to protect iXL from unfair competition. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties agree that, if the scope or enforceability of this Agreement is in any way disputed at any time, an arbitrator, court or other truer of fact may modify and enforce the Agreement to the extent it believes to be reasonable under the circumstances.

         19. SEVERABILITY. If any provision in this Agreement is determined to be in violation of any law, rule or regulation or otherwise unenforceable, such determination shall not affect the validity of any other provision of this Agreement, but such other provisions shall remain in full force and effect. Each provision, paragraph and subparagraph of this Agreement is severable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

         20. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of iXL and its successors and assigns, and the Executive, his heirs, executors and administrators. iXL shall not be entitled to assign its rights hereunder without first obtaining the Executive's written consent.

         21. INJUNCTIVE RELIEF. The Executive understands, acknowledges and agrees that in the event of a breach or threatened breach of certain of the covenants and promises contained in this Agreement iXL may suffer irreparable injury for which there is no adequate remedy at law, and iXL may therefore be entitled to preliminary and/or permanent injunctive relief from the courts enjoining said breach or threatened breach. The Executive further acknowledges that iXL also shall have the right to seek a remedy at law as well as or in lieu of equitable relief in the event of any such breach.

         22. ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes any and all prior understandings and agreements between the parties concerning iXL's Creations, Trade Secrets and Confidential Information, as well as the Executive's ability to compete with iXL and/or to solicit its customers, potential customers and Executives. This Agreement may not be altered or amended except in writing, signed by the Executive and an authorized representative of iXL.

         23. CHOICE OF LAW. The parties agree that this Agreement is to be governed by and construed under Georgia law.

         24. LIQUIDATION. In the event the Company becomes bankrupt or insolvent within one year after the date of this Agreement and is subsequently liquidated, the unpaid amount (after applying any liquidation proceeds derived from such stock ownership) of the four year stock purchase loan from the Company to the Executive described in paragraph 3 (h), shall be forgiven.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above mentioned.


IXL ENTERPRISES, INC.                              EXECUTIVE:



By: /s/ U. Bertram Ellis                            /s/ Christopher M. Formant
   -----------------------------------------       -----------------------------
                                                       Christopher M. Formant
Name:  U. Bertram Ellis
Title: President and Chief Executive Officer

                                    EXHIBIT A

                             2001 EBITDA* BONUS POOL

ANNUAL EBITDA                       PERCENTAGE OF EBITDA IN EXECUTIVE BONUS POOL
<$10 million                        0
$10 million - $25 million           10% (of amount above $10 million)
$25 - $50 million                   plus 15% (of amount above $25 million)
>$50 million                        plus 20% (of amount above $50 million)


*Earnings before interest, taxes, depreciation and amortization.

                                   EXHIBIT B

                              INDEMNITY AGREEMENT

         THIS AGREEMENT is made as of January , 2001, by and between iXL Enterprises, Inc., a Delaware corporation ("Company"), and each person described on a signature page hereto as "Indemnitee".

                                    RECITALS

         WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Company believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers, and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Company or business enterprise itself. The By-laws of the Company require indemnification of the officers and directors of the Company. Indemnitee may also be entitled to indemnification pursuant to the Delaware General Corporation Law ("DGCL"). The By-laws and the DGCL expressly provide that the indemnification provisions set forth therein are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the board of directors and officers with respect to indemnification of directors and officers.

         WHEREAS, the uncertainties relating to such insurance and to indemnification have increased the difficulty of attracting and retaining such persons; and

         WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, this Agreement is a supplement to and in furtherance of the Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefore, nor to diminish or abrogate any rights of Indemnitee thereunder; and

         WHEREAS, Indemnitee does not regard the protection available under the Company's Bylaws and insurance adequate in the present circumstances, and may not be willing to serve as an officer or director without adequate protection, and the Company desires Indemnitee to serve in such capacity. Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1. SERVICES TO THE COMPANY. Indemnitee will serve or continue to serve, at the will of the Company, as an officer or director of the Company for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation in writing.

         2.       DEFINITIONS. As used in this Agreement:

                           (a) A "Change in Control" shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

                  (i) Acquisition of Stock by Third Party. Any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities;

                  (ii) Change in Board of Directors. During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 2(a)(i), 2(a)(iii) or 2(a)(iv)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Board;

                  (iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger of consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

                  (iv) Liquidation. The approval by the shareholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; and

                  (v) Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A (or a response to any similar item on any similar schedule or form) promulgated under the Exchange Act (as defined below), whether or not the Company is then subject to such reporting requirement.

                  (vi) Certain Definitions. For purposes of this Section 2(a), the following terms shall have the following meanings:

                           (A)      "Exchange Act" shall mean the
                  Securities Exchange Act of 1934, as amended.

                           (B)      "Person" shall have the meaning
                  as set forth in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that Person shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                           (C)      "Beneficial Owner" shall have
                  the meaning given to such term in Rule 13d-3 under the Exchange Act; provided, however, that Beneficial Owner shall exclude any Person otherwise becoming a

                  Beneficial Owner by reason of the shareholders of the Company approving a merger of the Company with another entity.

                  (b) "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent of the Company or of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

                  (c) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                           (d) "Enterprise" shall mean the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

                           (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

                           (f) As to the Indemnitee, "good faith" shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

                           (g) Reference to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                           (h) The term "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

                           (i) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnities under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding had no reasonable cause to believe that his conduct was unlawful.

         4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee in accordance with the provisions of this
Section 4 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification.

         5. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. If the Indemnitee is not wholly successful in such Proceeding, the Company also shall indemnify Indemnitee against all Expenses reasonably incurred in connection with a claim, issue or matter related to any claim, issue, or matter on which the Indemnitee was successful. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

         7.       ADDITIONAL INDEMNIFICATION.

                           (a) Notwithstanding any limitation in Sections 3, 4, or 5, the Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the Proceeding. No indemnity shall be made under this Section 7(a) on account of Indemnitee's conduct which constitutes a breach of Indemnitee's duty of loyalty to the Company or its shareholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law.

                           (b) Notwithstanding any limitation in Sections 3, 4, 5 or 7(a), the Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding

                  (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the Proceeding.

                           (c) For purposes of Sections 7(a) and 7(b), the meaning of the phrase "to the fullest extent permitted by law" shall include, but not be limited to:

                                    i.       to the fullest extent permitted by
                           the provision of the Act that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the Act, and

                                    ii.      to the fullest extent authorized or
                           permitted by any amendments to or replacements of the Act adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         8. EXCLUSIONS. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

                           (a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision; or

                           (b) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law.

         9. ADVANCES OF EXPENSES. Notwithstanding any provision of this Agreement to the contrary, the Company shall advance the expenses incurred by Indemnitee in connection with any Proceeding within 30 days after the receipt by the Company of a statement or statements requesting such advances from time to time, whether prior to or after final disposition of any Proceeding. Advances shall be unsecured and interest free. Advances shall be made without regard to Indemnitee's ability to repay the expenses and without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed. The Indemnitee shall qualify for advances solely upon the execution and delivery to the Company of an undertaking providing that the Indemnitee undertakes to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company.

         10.      PROCEDURE FOR NOTIFICATION AND DEFENSE OF CLAIM.

                           (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification, not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any Proceeding. The omission to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                           (b) The Company will be entitled to participate in the Proceeding at its own expense.

         11.      PROCEDURE UPON APPLICATION FOR INDEMNIFICATION.

                           (a) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 10(a), a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case: (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (ii) if a Change in Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, or (B) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee or (C) if so directed by the Board, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                           (b)      In the event the determination of
                  entitlement to indemnification is to be made by Independent Counsel pursuant to Section 11(a) hereof, the Independent Counsel shall be selected as provided in this

                  Section 11(b). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in
                  Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 10(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 11(a) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 13(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         12.      PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

                           (a) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

                           (b) If the person, persons or entity empowered or selected under Section 11 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of the request therefore, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 12(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 11(a) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination the Board of Directors has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 11(a) of this Agreement.

                           (c)      The termination of any Proceeding or of any
claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

                           (d) Reliance as Safe Harbor. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with the reasonable care by the Enterprise. The provisions of this Section 12(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

                           (e) Actions of Others. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

         13.      REMEDIES OF INDEMNITEE.

                  (a) In the event that (i) a determination is made pursuant to Section 11 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 9 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 11(a) of this Agreement within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5, 6, 7 or the last sentence of Section 11(a) of this Agreement within ten (10) days after receipt by the Company of a written request therefore, or (v) payment of indemnification pursuant to Section 3 or 4 of this Agreement is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

                  (b) In the event that a determination shall have been made pursuant to Section 11(a) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 13 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 13 the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                  (c)      If a determination shall have been made pursuant to
Section 11(a) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 13, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                  (d)      In the event that Indemnitee, pursuant to this
Section 13, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses reasonably incurred by Indemnitee in connection with such judicial adjudication or arbitration.

                  (e) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 13 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement. The Company shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company of a written request therefore) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advance of Expenses from the Company under this Agreement or under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

         14.      NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.

                  (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Articles of Incorporation, the Company's Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company's Bylaws and this

Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

                  (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to Section 2(b) of Section 2 hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                  (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                  (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise identifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                  (e) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

         15. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (b) 1 year after the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 13 of this Agreement relating thereto.

This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

         16. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         17.      ENFORCEMENT.

                  (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

                  (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

         18. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties thereto; provided, however, that the Company shall have the power to add new Persons to this Agreement who shall then become "Indemnities" hereunder. Such new Persons shall become parties to this Agreement only after such Persons agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument or assumption reasonably satisfactory to the Company. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

         19. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

         20. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a) If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide to the Company.

                  (b)      If to the Company to:
                                    iXL Enterprises, Inc. 1600
                                    Peachtree Street, NW
                                    Atlanta, Georgia 30309
                                    Attention: Chief Executive Officer

                           with a required copy to:
                                    Greenberg Traurig, LLP
                                    3060 Peachtree Road, Suite 1100
                                    Atlanta, Georgia 30305
                                    Attention: James S. Altenbach

or to any other address as may have been furnished to Indemnitee by the Company.

         21. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an identifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

         22. APPLICABLE LAW. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to
Section 10(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country,
(ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not a resident of the State of Delaware, irrevocably RL&F Service Corp., One Rodney Square, 10th Floor, 10th and King Streets, Wilmington, Delaware 19801 as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

         23. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         24. MISCELLANEOUS. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.


                      [Signatures Begin on Following Page]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written.


                                       iXL ENTERPRISES, INC.



                                       By:
                                          --------------------------------------
                                       Name:  U. Bertram Ellis, Jr.
                                       Title: Chairman


                                       INDEMNITEES



                                       -----------------------------------------
                                       Name:  Christopher M. Formant
                                       Address:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------



                                       -----------------------------------------
                                       Name:
                                       Address:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------


                       [Signatures Continue on Next Page]

                                       -----------------------------------------
                                       Name:
                                       Address:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------



                                       -----------------------------------------
                                       Name:
                                       Address:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                   EXHIBIT C

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01

                             SUBSCRIPTION AGREEMENT

                  THE INVESTOR IS REQUIRED TO MARK BOXES TO
         INDICATE WHICH REPRESENTATIONS AND WARRANTIES IT IS
         MAKING UNDER PART I HEREOF.


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, Christopher M. Formant (the "Investor") hereby irrevocably subscribes for 1,500,000 shares (the "Securities") of Common Stock, $.01 par value ("Securities"), of iXL Enterprises, Inc. (the "Company"), for a total purchase price of $1,500,00 (the "Total Purchase Price"). The Investor has delivered herewith to the Company payment of the Total Purchase Price.

         This Subscription Agreement shall not be valid and binding on the Company unless and until this Subscription Agreement is accepted, executed, and delivered by the Company. If this Subscription Agreement is not accepted by the Company, the purchase price paid by the Investor to the Company shall be refunded to the Investor.

         The Investor understands that the Securities may be acquired hereunder only by investors who are able to make all required representations and warranties under Part I and Part II below.

                         REPRESENTATIONS AND WARRANTIES

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated there under (the "Securities Act").


PART I:           REPRESENTATIONS AS TO ACCREDITED INVESTOR STATUS

                  TO ESTABLISH THAT THE INVESTOR IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE SECURITIES ACT, THE INVESTOR MUST MARK AT LEAST ONE BOX BELOW, THEREBY MAKING THE REPRESENTATION SET FORTH BESIDE THE MARKED BOX.

         [ ] The Investor is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the Investor's purchase exceeds $1,000,000.

         [ ] The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         [ ] The Investor is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or any other institution as defined in Section 3(a)(5)(A) of the Securities Act.

         [ ] The Investor is a broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended.

         [ ]      The Investor is an insurance company as defined in Section
                  (2)(13) of the Securities Act.

         [ ] The Investor is an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

         [ ] The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

         [ ] The Investor is a plan established and maintained by a state within the United States, one or more political subdivisions of such a state, or any agency or instrumentality of such a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

         [ ] The Investor is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) the investment decision for which is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (ii) which has total assets in excess of $5,000,000 or (iii) which is a self-directed plan with investment decisions made solely by persons that are Accredited Investors.

         [ ] The Investor is a private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940.

         [ ] The Investor is an organization that is described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, in any case that was not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

         [ ] The Investor is a director or executive officer (as defined in Rule 501(f) promulgated under the Securities Act) of the Company.

         [ ] The Investor is a trust with total assets of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

         [ ] The Investor is an entity in which all of the equity owners are Accredited Investors.

                       PART II: ADDITIONAL REPRESENTATIONS

                  THE INVESTOR, BY SIGNING THIS SUBSCRIPTION AGREEMENT, WILL BE DEEMED TO HAVE MADE ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN PARAGRAPHS 1 THROUGH 11 BELOW.

         1. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Part III below.

         2. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor is experienced in investment and business matters (or has been advised by an investment advisor who is so experienced), and is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment.

         3. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement. The financial condition of the Investor is such that the Investor has no need for liquidity with respect to the Investor's investment in the Securities and no need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking or indebtedness; and the overall commitment by the Investor to investments which are not readily marketable is not disproportionate to the Investor's net worth and will not become excessive as a result of investment in the Securities.

         4. The Investor understands that the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction.

         5. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters and that the Investor is capable of evaluating the merits and risks of an investment in the Securities.

         6. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Part III below.

         7.       The Investor expressly acknowledges that:

                  (a) No federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment.

                  (b) The Investor is not dependent upon a current cash return with respect to the Investor's investment in the Securities, and the Investor understands that distributions are not required to be made and that returns on an investment in the Securities may not be realized for years.

                  (c) Neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars.

         8. The Investor (i) if an individual, is at least 21 years of age; (ii) if a partnership, is comprised of partners all of whom are at least 21 years of age; and (iii) if a corporation, partnership, trust or other like entity, is authorized and otherwise duly qualified to purchase and hold the Securities. The Investor has duly authorized, executed and delivered this Subscription Agreement and understands that the Company is not obligated to accept this Subscription Agreement and that this Subscription shall be valid and binding on the Company only upon acceptance by the Company. The Investor understands that if this Subscription Agreement is accepted and executed by the Company, the Investor will constitute a valid and legally binding obligation of the Investor and the Company.

         9. The Investor certifies under penalties of perjury that (i) the Investor's taxpayer identification number (social security number for an individual Investor) as set forth on the signature page hereof is correct; (ii) the Investor's home address (in the case of an individual) or office address (in the case of an entity) as set forth on the signature page hereof is correct; and (iii) the Investor is not subject to backup withholding either because the Investor has not been notified by the Internal Revenue Service ("IRS") that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or because the Investor has been notified by the IRS that the Investor is no longer subject to backup withholding. If the Investor is subject to backup withholding, Investor should cross through clause (iii) and check the following box: [ ]

PART III:         COMPANY REPRESENTATION

                  As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated there under. Since the date of the Company's filings with the SEC, there has occurred no material adverse change in the Company's financial condition, results of operations, or prospects, except as disclosed to the Investor.

                                  MISCELLANEOUS

         1. Successors and Assigns. Upon acceptance by the Company, this Subscription Agreement, and all of the obligations of the Investor hereunder, and all of the representations and warranties by the Investor herein, shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the Investor.

         2. Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         3. Indemnification. The Investor agrees to indemnify the Company, its officers and managers for any and all claims or losses (including attorneys' fees) incurred by them as a result of the incorrectness of the Investor's representations and warranties contained herein, including but not limited to, claims arising under federal and state securities laws and common law claims.

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.


Executed at                                  ,
           ----------------------------------  ------------------------
                         CITY                          STATE
this       day of                    ,           .
    -------      --------------------  ---------




                             ---------------------------------------------------


                             Print Name:
                                        ----------------------------------------

                             Social Security Number:
                                                    ----------------------------

                             Address:
                                     -------------------------------------------

                                     -------------------------------------------

                             Telephone:
                                       -----------------------------------------

                             Facsimile:
                                       -----------------------------------------



                             Accepted this         day of
                                          ---------      ---------


                             iXL Enterprises, Inc.



                             By:
                                ------------------------------------------------

                             Title:
                                   ---------------------------------------------

                                                                    Exhibit 10.1

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01

                             SUBSCRIPTION AGREEMENT

                  THE INVESTOR IS REQUIRED TO MARK BOXES TO
         INDICATE WHICH REPRESENTATIONS AND WARRANTIES IT IS
         MAKING UNDER PART I HEREOF.


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, Christopher M. Formant (the "Investor") hereby irrevocably subscribes for 1,500,000 shares (the "Securities") of Common Stock, $.01 par value ("Securities"), of iXL Enterprises, Inc. (the "Company"), for a total purchase price of $1,500,000 (the "Total Purchase Price"). The Investor has delivered herewith to the Company payment of the Total Purchase Price.

         This Subscription Agreement shall not be valid and binding on the Company unless and until this Subscription Agreement is accepted, executed, and delivered by the Company. If this Subscription Agreement is not accepted by the Company, the purchase price paid by the Investor to the Company shall be refunded to the Investor.

         The Investor understands that the Securities may be acquired hereunder only by investors who are able to make all required representations and warranties under Part I and Part II below.

                         REPRESENTATIONS AND WARRANTIES

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated there under (the "Securities Act").


PART I:           REPRESENTATIONS AS TO ACCREDITED INVESTOR STATUS

                  TO ESTABLISH THAT THE INVESTOR IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE SECURITIES ACT, THE INVESTOR MUST MARK AT LEAST ONE BOX BELOW, THEREBY MAKING THE REPRESENTATION SET FORTH BESIDE THE MARKED BOX.

         [x] The Investor is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the Investor's purchase exceeds $1,000,000.

         [x] The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         [ ] The Investor is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or any other institution as defined in Section 3(a)(5)(A) of the Securities Act.

         [ ] The Investor is a broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended.

         [ ]      The Investor is an insurance company as defined in Section
                  (2)(13) of the Securities Act.

         [ ] The Investor is an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

         [ ] The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

         [ ] The Investor is a plan established and maintained by a state within the United States, one or more political subdivisions of such a state, or any agency or instrumentality of such a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

         [ ] The Investor is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) the investment decision for which is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (ii) which has total assets in excess of $5,000,000 or (iii) which is a self-directed plan with investment decisions made solely by persons that are Accredited Investors.

         [ ] The Investor is a private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940.

         [ ] The Investor is an organization that is described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, in any case that was not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

         [ ] The Investor is a director or executive officer (as defined in Rule 501(f) promulgated under the Securities Act) of the Company.

         [ ] The Investor is a trust with total assets of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

         [ ] The Investor is an entity in which all of the equity owners are Accredited Investors.

                       PART II: ADDITIONAL REPRESENTATIONS

                  THE INVESTOR, BY SIGNING THIS SUBSCRIPTION AGREEMENT, WILL BE DEEMED TO HAVE MADE ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN PARAGRAPHS 1 THROUGH 11 BELOW.

         1. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Part III below.

         2. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor is experienced in investment and business matters (or has been advised by an investment advisor who is so experienced), and is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment.

         3. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement. The financial condition of the Investor is such that the Investor has no need for liquidity with respect to the Investor's investment in the Securities and no need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking or indebtedness; and the overall commitment by the Investor to investments which are not readily marketable is not disproportionate to the Investor's net worth and will not become excessive as a result of investment in the Securities.

         4. The Investor understands that the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction.

         5. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters and that the Investor is capable of evaluating the merits and risks of an investment in the Securities.

         6. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Part III below.

         7.       The Investor expressly acknowledges that:

                  (a) No federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment.

                  (b) The Investor is not dependent upon a current cash return with respect to the Investor's investment in the Securities, and the Investor understands that distributions are not required to be made and that returns on an investment in the Securities may not be realized for years.

                  (c) Neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars.

         8. The Investor (i) if an individual, is at least 21 years of age; (ii) if a partnership, is comprised of partners all of whom are at least 21 years of age; and (iii) if a corporation, partnership, trust or other like entity, is authorized and otherwise duly qualified to purchase and hold the Securities. The Investor has duly authorized, executed and delivered this Subscription Agreement and understands that the Company is not obligated to accept this Subscription Agreement and that this Subscription shall be valid and binding on the Company only upon acceptance by the Company. The Investor understands that if this Subscription Agreement is accepted and executed by the Company, the Investor will constitute a valid and legally binding obligation of the Investor and the Company.

         9. The Investor certifies under penalties of perjury that (i) the Investor's taxpayer identification number (social security number for an individual Investor) as set forth on the signature page hereof is correct; (ii) the Investor's home address (in the case of an individual) or office address (in the case of an entity) as set forth on the signature page hereof is correct; and (iii) the Investor is not subject to backup withholding either because the Investor has not been notified by the Internal Revenue Service ("IRS") that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or because the Investor has been notified by the IRS that the Investor is no longer subject to backup withholding. If the Investor is subject to backup withholding, Investor should cross through clause (iii) and check the following box: [x]

PART III:         COMPANY REPRESENTATION

                  As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated there under. Since the date of the Company's filings with the SEC, there has occurred no material adverse change in the Company's financial condition, results of operations, or prospects, except as disclosed to the Investor.

                                  MISCELLANEOUS

         1. Successors and Assigns. Upon acceptance by the Company, this Subscription Agreement, and all of the obligations of the Investor hereunder, and all of the representations and warranties by the Investor herein, shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the Investor.

         2. Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         3. Indemnification. The Investor agrees to indemnify the Company, its officers and managers for any and all claims or losses (including attorneys' fees) incurred by them as a result of the incorrectness of the Investor's representations and warranties contained herein, including but not limited to, claims arising under federal and state securities laws and common law claims.

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.


Executed at      Atlanta                     ,        Georgia
           ----------------------------------  ------------------------
                         CITY                          STATE
this 9th   day of  January           ,  2001    .
    -------      --------------------  ---------



                              Christopher M. Formant
                             ---------------------------------------------------


                             Print Name: /s/ Christopher M. Formant
                                        ----------------------------------------

                             Social Security Number:  ###-##-####
                                                    ----------------------------

                             Address: 5720 St. Albans Way
                                     -------------------------------------------
                                      Baltimore, MD 21212
                                     -------------------------------------------

                             Telephone: 404-279-6830
                                       -----------------------------------------

                             Facsimile:
                                       -----------------------------------------



                             Accepted this  9th    day of January  , 2001
                                          ---------      ---------


                             iXL Enterprises, Inc.



                             By: /s/ Theodore W. Browne
                                ------------------------------------------------

                             Title: Executive Vice President
                                       & General Counsel
                                   ---------------------------------------------

                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), made and entered into this 9th day of January, 2001, by and between Christopher M. Formant ("Pledgor") and iXL Enterprises, Inc., a Delaware corporation ("iXL").

                                   WITNESSETH:


         WHEREAS, iXL has agreed to issue 1,500,000 shares of its Common Stock (the "Shares") to Pledgor pursuant to the terms and conditions of an Employment Agreement between iXL Enterprises, Inc. and Christopher M. Formant dated as January 3, 2001 (the "Employment Agreement") in exchange for the agreement by Pledgor to pay $500,000 in accordance with the terms of the form of promissory note attached hereto as Exhibit A (the "Bridge Note") and the agreement of Pledgor to pay an additional $1,000,000 to iXL in accordance with the terms of the form of promissory note attached hereto as Exhibit B(the "Four-year Note"); and

         WHEREAS, to induce iXL to issue the Shares pursuant to the Employment Agreement, Pledgor has agreed to make and enter into this Agreement.

         NOW, THEREFORE, for $1.00 and other good and valuable consideration, the receipt, nature, and sufficiency of which are hereby acknowledged, Pledgor and iXL hereby agree as follows:

         1. Pledge of Stock. Pledgor does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to iXL in the Shares, together with any and all other interests, securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Shares or any proceeds thereof (hereinafter said Shares and other interests, securities, cash and property is being collectively referred to as the "Collateral"), all as security for the payment and performance of the Bridge Note and the Four-year Note.

         2. Party Holding Collateral. Pledgor acknowledges and agrees that iXL shall hold the Collateral, as a secured party, until such time as each of the Bridge Note and Four-year Note has been paid in full and are fully extinguished and satisfied by Pledgor.

         3. Delivery of Shares. Pledgor hereby agrees to deliver to iXL as of the date hereof, the certificate(s) (the "Stock Certificate") for the Shares with accompanying stock powers duly endorsed by Pledgor. iXL accepts delivery of such Stock Certificate, and agrees to hold and dispose of the Stock Certificate as herein provided. Pledgor acknowledges and agrees that iXL shall hold the Collateral as set forth in Paragraph 2 hereof, subject to the return of the Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by iXL to Pledgor upon payment in full of each of the Bridge Note and the Four-year Note.

         4. Rights with Respect to Collateral. Unless and until an Event of Default (as hereinafter defined) shall have occurred, as between either Pledgor and iXL, Pledgor:

                  (a) shall have and retain full legal and beneficial ownership of the Collateral pledged hereunder, subject to the terms and conditions of this Agreement; and

                  (b) shall have the right to exercise all voting rights, if any, with respect to the Shares included in the Collateral; provided, however, the Pledgor shall not vote or take any action with respect to the Collateral which would be inconsistent with the security interest herein granted in favor of iXL; and

                  (c) shall have the benefit of any increases or bear the risk of any decreases in the value of the Collateral pledged hereunder, including, without limitation, the Shares; and

                  (d) shall have the benefit of any cash dividend distributions made by iXL to its shareholders with respect to the Shares; and

                  (e) shall pay all taxes, assessments or other charges upon or with respect to the Collateral.

         5. Representations and Warranties. In order to induce iXL to accept this Agreement, Pledgor hereby represents and warrants to iXL that:

                  (a) Pledgor has the complete and unconditional authority to pledge the Collateral as contemplated in this Agreement; and

                  (b) Pledgor legally owns the Collateral free and clear of any and all liens, charges, encumbrances and security interests thereon (other than in favor of iXL).

         6.       Covenants.  Pledgor covenants with iXL that Pledgor will:

                  (a) comply with all contracts, instruments and agreements to which Pledgor is a party and which may materially adversely affect the Collateral or iXL's security interest therein; and

                  (b)      give prompt written notice to iXL of:

                           (i) any action or proceeding instituted or, to the knowledge of Pledgor, threatened by or against Pledgor which relates to the Collateral in any federal or state court or before any governmental authority which, if adversely determined, would have a material adverse effect upon the Collateral, including without limitation, its value; or

                           (ii) any other action, event or condition of which Pledgor has actual knowledge, or should reasonably have had knowledge and which may adversely affect the Collateral or iXL's security interest therein or which would constitute an Event of Default hereunder; and

                  (c) pay and discharge or cause to be paid and discharged when due, all taxes, assessments and governmental charges or levies imposed upon Pledgor with respect to the Collateral before the same shall be in default; and

                  (d) comply promptly with all requirements of governmental authorities known to Pledgor and affecting the Collateral or any part thereof; and

                  (e) not cause, create, assume, permit or suffer to exist any lien upon any Collateral, except:

                           (i)      liens at any time granted in favor of iXL;
                           or

                           (ii) such other liens as iXL may hereafter approve in this Agreement or otherwise, in writing; and

                  (f) not sell, transfer or otherwise dispose of the Collateral, except as iXL consents to such transfer in writing.

         7. Events of Default. The following events shall constitute "Events of Default" hereunder:

                  (a) The failure of Pledgor to pay the Bridge Note and the Four-year Note in accordance with their respective terms; or

                  (b) Any assignment by Pledgor of the Collateral or any action by Pledgor (other than the pledge pursuant to this Agreement) to encumber, pledge, sell, transfer or otherwise dispose of any of the Collateral without the prior written consent of iXL; or

                  (c) Any uncured breach, default or failure by Pledgor to perform any covenant or agreement set forth herein or in any document, instrument or agreement evidencing, securing, guaranteeing or pertaining to the Bridge Note or the Four-year Note.

         8. Collection of Distributions and Proceeds. From and after the occurrence of an Event of Default hereunder, Pledgor acknowledges and agrees that iXL:

                  (a) shall be entitled to collect and receive all distributions and proceeds in connection with the Collateral; and

                  (b) may exercise any and all rights and remedies of Pledgor, as if iXL were the legal owner of the Shares, with respect to the Shares, including, without limitation, voting rights; and

                  (c) may exercise any and all rights and remedies at law, equity or by agreement, including, without limitation, foreclosure on the Collateral, exercise of power of sale, exercise of any voting rights, or exercise of any and all rights and remedies existing under the Uniform Commercial Code of Georgia as may be in effect at the time of such Event of Default; and

                  (d) any distributions and proceeds received by iXL hereunder shall first be applied against all costs incurred by iXL (including reasonable attorneys fees actually incurred) arising in connection with, or related to, any Event of Default hereunder; second, shall be applied to any accrued but unpaid interest due on the principal amount of the Bridge Note and the Four-year Note; and third, with remaining distributions received by iXL being applied against the principal amount of the Bridge Note and the Four-year Note. Any excess distributions or proceeds shall be distributed to Pledgor.

         9. Governing Law; Benefit. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall inure to the benefit of and be binding upon the successors, and permitted assigns of the parties hereto. This Agreement may not be assigned without the written consent of the non-assigning party.

         10. Other Agreements. This Agreement has been executed by iXL and Pledgor in partial consideration of the agreements set forth in the Employment Agreement, which is incorporated herein by reference.

         11. Amendment. This Agreement may not be modified, supplemented, amended or terminated orally or in any manner other than by a written instrument executed by the parties hereto or their respective successors and assigns.

         12. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

         13. Non-Waiver. No failure of any party to exercise any power reserved to it by this Agreement and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the non-waiving party's right to demand exact compliance with any of the terms herein. A waiver or approval by the non-waiving party of any particular default by any other party shall not be considered a waiver or approval by the non-waiving party of any preceding or subsequent breach or default by any other party of any term, covenant or condition of this Agreement.

         14. Severability. Should any part of this Agreement, for any reason, be declared invalid by a court of competent jurisdiction, such decision or determination shall not affect the validity of any remaining portion and such remaining portion shall remain in full force and effect as if this Agreement has been executed with the invalid portion eliminated; provided, however, that in the event of a declaration of invalidity, the provision declared invalid shall not be invalidated in its entirety, but shall be observed and performed by the parties to the extent such provision is valid and enforceable. The parties hereby agree that any such provision shall be deemed to be altered and amended to the extent necessary to effect such validity and enforceability.

         15. Headings and Captions. The headings and captions contained herein are for the purpose of convenience and reference only and are not to be construed as a part of this Agreement. All terms and words used herein shall be construed to include the number and gender as the context of this Agreement may require. The parties agree that each section of this Agreement shall be construed independently of any other section or provision of this Agreement.

         16.      Time of Essence.  Time is of the essence.

         17. Notices. Any and all notices, demands and responses thereto permitted or required to be given under this Agreement shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered or three (3) days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which any time of right to cure or a response to any such notice or demand must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as set forth in the Employment Agreement.

         18. Liquidation. In the event that iXL becomes bankrupt or insolvent within one year after the date of this Agreement and is subsequently liquidated, the unpaid amount (after applying any liquidation proceeds derived from such stock ownership) of the Four-year Note shall be forgiven.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                                                     "Pledgor"

                                                     /s/ Christopher M. Formant
                                                     ---------------------------
                                                          Christopher M. Formant



                                                     "iXL"

                                                     iXL Enterprises, Inc.


                                                     By: /s/ Theodore W. Browne
                                                         -----------------------

                                   BRIDGE NOTE

$500,000.00                                                      January 9, 2001
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, CHRISTOPHER M. FORMANT, an individual residing in the State of Maryland ("Maker"), promises to pay to the order of iXL ENTERPRISES, INC., a Delaware corporation ("Holder"), the principal sum of FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($500,000.00), said principal to be payable at such place as the Holder may designate in writing, as set forth below. Interest shall accrue on the principal amount at the rate of nine percent (9%) per annum.

         The outstanding principal amount shall be due and payable promptly upon the Maker's receipt of payment of his capital account (or other funds such as his 401K fund) from his previous employer, Pricewaterhouse Coopers.

         Maker shall be in default hereunder if (i) Maker fails timely to make any payment due hereunder; (ii) Maker files or has filed against it any proceeding under any insolvency or bankruptcy statute; or (iii) any of the other conditions hereinafter set out are violated or breached by Maker. If a default occurs, all amounts due hereunder shall, at the option of the Holder, become immediately due and payable.

         Maker, whether principal, surety or endorser waives demand, protest and notice of demand, protest and non-payment. Maker further waives notice of default and notice of acceleration of the maturity hereof by reason of default. The failure of the Holder to exercise the right of accelerating the maturity of the debt, or the granting by the Holder of any indulgence from time to time, shall in no event be considered a waiver of such right of acceleration or prevent the Holder from thereafter exercising such right at any time thereafter as if another default shall thereafter exist.

         Notwithstanding anything to the contrary contained herein, in no event shall the total of all charges payable under this Note, which are or could be held to be in the nature of interest, exceed the maximum rate permitted to be charged under any applicable law. Should Holder receive any payment which is or would be in excess of that permitted to be charged under any applicable law, such payment shall be deemed to have been made in error and shall automatically either be reduced immediately to the maximum amount permitted by law or, if required to comply with applicable law, be cancelled and, if theretofore paid, at the option of Holder, be refunded to Maker or applied to reduce the principal balance outstanding on this Note.

         Any and all notices, demands and responses thereto permitted or required to be given under this Note shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered or two (2) days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as follows:

         If to Maker:     at the address set forth by Maker's signature below

         If to Holder:    iXL Enterprises, Inc.
                          1600 Peachtree Road
                          Atlanta, GA 30309
                          Attention: Michael J. Casey


         All unpaid amounts evidenced by this Note may be prepaid, in whole or in part, from time to time and at any time, without premium or penalty.

         All rights, privileges and obligations hereof, shall inure to the benefit of and bind the respective successors and assigns of the parties hereto.

         In case, and as often as, this Note is collected by an attorney at law, all costs of collection, including reasonable attorney's fees, actually incurred, shall be paid by Maker.

         This Note is secured by a pledge of shares as evidenced by a Pledge and Security Agreement dated as of the date of this Note.

         This Note is to be construed in accordance with, and governed by, the internal laws of the State of Georgia, without regard to its principles of conflict of laws.

         IN WITNESS WHEREOF, Maker has set its hand and seal, as of the date first above written.

                                               /s/ Christopher M. Formant
                                              ---------------------------------
                                                         Christopher M. Formant

                                              Address:      5720 St. Albans Way
                                                            Baltimore, MD 21212

                                    FOUR YEAR
                                 PROMISSORY NOTE

$1,000,000.00                                                    January 9, 2001
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, CHRISTOPHER M. FORMANT, an individual residing in the State of Maryland ("Maker"), promises to pay to the order of iXL ENTERPRISES, INC., a Delaware corporation ("Holder"), the principal sum of ONE MILLION and NO/100 DOLLARS ($1,000,000.00), said principal to be payable at such place as the Holder may designate in writing, as set forth below. Interest shall accrue on the principal amount at the rate of nine percent (9%) per annum.

         The outstanding principal amount shall be due and payable on January 9, 2005. In addition, reference is made to an employment agreement between Maker and Holder dated January 3, 2001, and to a Pledge and Security Agreement of even date herewith to which reference is made for special terms requiring the Maker to make additional payments of principal, and for terms requiring the Holder, under certain described circumstances, to forgive the unpaid balance of this Note.

         Maker shall be in default hereunder if (i) Maker fails timely to make any payment due hereunder; (ii) Maker files or has filed against it any proceeding under any insolvency or bankruptcy statute; or (iii) any of the other conditions hereinafter set out are violated or breached by Maker. If a default occurs, all amounts due hereunder shall, at the option of the Holder, become immediately due and payable.

         Maker, whether principal, surety or endorser waives demand, protest and notice of demand, protest and non-payment. Maker further waives notice of default and notice of acceleration of the maturity hereof by reason of default. The failure of the Holder to exercise the right of accelerating the maturity of the debt, or the granting by the Holder of any indulgence from time to time, shall in no event be considered a waiver of such right of acceleration or prevent the Holder from thereafter exercising such right at any time thereafter as if another default shall thereafter exist.

         Notwithstanding anything to the contrary contained herein, in no event shall the total of all charges payable under this Note, which are or could be held to be in the nature of interest, exceed the maximum rate permitted to be charged under any applicable law. Should Holder receive any payment which is or would be in excess of that permitted to be charged under any applicable law, such payment shall be deemed to have been made in error and shall automatically either be reduced immediately to the maximum amount permitted by law or, if required to comply with applicable law, be cancelled and, if theretofore paid, at the option of Holder, be refunded to Maker or applied to reduce the principal balance outstanding on this Note.

         Any and all notices, demands and responses thereto permitted or required to be given under this Note shall be in writing, and shall be deemed to have been properly given or served and shall be effective upon being personally delivered or two (2) days after being deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, to the other party at the address of such other party set forth below or at such other address as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Any such notice, demand, or request shall be addressed as follows:

         If to Maker:     at the address set forth by Maker's signature below

         If to Holder:    iXL Enterprises, Inc.
                          1600 Peachtree Road
                          Atlanta, GA 30309
                          Attention:  Michael J. Casey


         All unpaid amounts evidenced by this Note may be prepaid, in whole or in part, from time to time and at any time, without premium or penalty.

         All rights, privileges and obligations hereof, shall inure to the benefit of and bind the respective successors and assigns of the parties hereto.

         In case, and as often as, this Note is collected by an attorney at law, all costs of collection, including reasonable attorney's fees, actually incurred, shall be paid by Maker.

         This Note is secured by a pledge of shares as evidenced by a Pledge and Security Agreement dated as of the date of this Note.

         This Note is to be construed in accordance with, and governed by, the internal laws of the State of Georgia, without regard to its principles of conflict of laws.

         IN WITNESS WHEREOF, Maker has set its hand and seal, as of the date first above written.
                                      /s/ Christopher M. Formant
                                   --------------------------------
                                             Christopher M. Formant

                                   Address:   5720 St. Albans Way
                                              Baltimore, MD 21212

                      AGREEMENT OF AMENDMENT AND ASSIGNMENT
                                       OF
                          EMPLOYMENT AGREEMENT BETWEEN
                IXL ENTERPRISES, INC. AND CHRISTOPHER M. FORMANT

         THIS AGREEMENT is made and entered into as of July 31, 2001 by and among iXL Enterprises, Inc., a Delaware corporation ("iXL") and Christopher M. Formant (the "Executive") and shall be effective as set forth in Section 8.

         WHEREAS, iXL and the Executive are parties to that certain Employment Agreement between iXL Enterprises, Inc. and Christopher M. Formant dated January 3, 2001 (the "Employment Agreement");

         WHEREAS, iXL, Scient and India Merger Sub, Inc. and Sierra Merger Sub, Inc. have entered into that certain Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") providing for the merger of Scient with Sierra Merger Sub and the merger of iXL with India Merger Sub, Inc., as of the Effective Time (as defined in the Merger Agreement) (the "Effective Time"), with the result that each of the surviving corporations will be wholly-owned subsidiaries of Holdco (the "Mergers"); and

         WHEREAS, in connection with the Mergers, iXL and the Executive wish to amend the terms of the Employment Agreement as provided herein and provide for the assignment of the Employment Agreement by iXL to Holdco.

         NOW THEREFORE, for good valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Consent to Assignment and Assumption. The Executive agrees and consents that as of the Effective Time all of the rights and obligations of iXL under the Employment Agreement will be assigned to and assumed by Holdco and, with respect to the period from and after the Effective Time, all references in the Employment Agreement to "iXL" or "the Company" shall be deemed to be references to Holdco; provided that any obligations of iXL under the Employment Agreement which have been fulfilled prior to the Effective Time (such as compensation paid, options and stock issued and benefits and reimbursements provided to the Executive) shall be deemed satisfied and shall not require duplication by Holdco.

         2. Amendment of Bonus. As of the Effective Time, paragraph 3(b) and Exhibit A of the Employment Agreement are deleted in their entirety and the following is substituted in place of such paragraph 3(b):

                  "(b) BONUSES. In respect of each fiscal year during the Employment Period, the Executive shall be entitled to receive an annual cash bonus, with all determinations as to the amount, criteria and ultimate entitlement for such annual bonus being determined by the Board of Directors in its sole discretion".

         3. Consent to Treatment of Options Under Merger Agreement. Notwithstanding anything to the contrary in paragraph 3(c) of the Employment Agreement (or in any other agreement or document), the Executive agrees and consents that all options relating to iXL common stock received and held by the Executive under any stock-based plan of iXL shall, in connection with the Mergers, be treated in the manner prescribed in the Merger Agreement.

         4. Benefits. As of the Effective Time, paragraph 3(d) of the Employment Agreement is deleted in its entirety and the following is substituted in place of such paragraph 3(d):

                  "(d) STANDARD BENEFITS. The Executive shall be eligible for benefits commensurate with the benefits to which the Executive is currently entitled; provided that iXL shall have the right to replace any such benefits with comparable benefits after the Effective Time".

         5. Amendment of Severance Benefit. As of the Effective Time, paragraphs 4(a) and 4(b) are amended to delete the following sentence appearing in each: "The Executive shall also be entitled to any accrued, but unpaid bonus amount."

         6.       Waiver of Good Reason.  The Executive agrees that neither:

                  (i) the termination of the Executive's role as President, Chief Executive Officer and member of the Board of Directors of iXL, the appointment of the Executive as President, Chief Executive Officer and member of the Board of Directors of Holdco and the assumption by the Executive of the duties, responsibilities and reporting relationships commensurate with this new position, each effective as of the Effective Date; nor

                  (ii) the Executive's being required to maintain his principal office in the New York City metropolitan area (the intended headquarters of Holdco) as of or within 12 months after the Effective Date, shall constitute (x) a termination of the Executive's employment or (y) "Good Reason" within the meaning of paragraph 4(b) of the Employment Agreement, for any purpose under the Employment Agreement. From and after the Effective Time, the Employment Agreement shall be construed as an agreement between the Executive and Holdco and Good Reason shall exist only if the Executive is deemed to have Good Reason under the Employment Agreement as so construed.

Moreover, the Executive agrees that between execution of this Agreement and the Effective Time, the Executive will not terminate his employment with iXL for Good Reason, and any termination of his employment with iXL by the Executive will constitute a termination other than for Good Reason. iXL agrees that between execution of this Agreement and the Effective Time, it will not terminate the Executive's employment with it, other than for "Cause" within the meaning of paragraph 4(a) of the Employment Agreement or take any action or omit to take any action that would, but for this Section 5, permit the Executive to terminate for Good Reason.

         7. Waiver of Change in Control. Notwithstanding the terms of the Employment Agreement, none of the transactions contemplated by the Merger Agreement shall constitute a "Change in Control", within the meaning of paragraph 5 of the Employment Agreement, for any purpose under the Employment Agreement. For the avoidance of doubt, but without limiting the generality of the foregoing, the Executive agrees that the consummation of the transactions contemplated by the Merger Agreement, taken alone or together with any of the other events described in paragraph 5(b) of the Employment Agreement, shall not give rise to a forgiveness of the remaining unpaid balance of the stock purchase loan described in paragraph 3(h) of the Employment Agreement or the enhancement of the Executive's potential severance benefit or the accelerated vesting of any stock options granted to the Executive after the date hereof, in each case as described in paragraph 5(b) of the Employment Agreement.

         8. Amendment of Effect of Change in Control. As of the Effective Time paragraph 5(b) of the Employment Agreement is amended to add the following sentence to the very and thereof, after the "vested" and before the period:

                  "and the Executive's health and welfare benefits set forth in paragraph 3(b) shall continue for 24 months after the Termination Date".

         9. Deletion of Non-Competition and Non-Solicitation Provisions. As of the Effective Time paragraphs 10, 11 and 18 of the Employment are deleted in their entirety and the remaining paragraphs and cross references are renumbered accordingly.

         10. Waiver of Existing Claims. The Executive represents that the Executive does not have, or agrees to fully and completely release, discharge and waive, any and all claims, complaints, causes of action or demands against iXL, its affiliates, predecessors and successors (including Holdco) and all of its officers and employees by reason of any event, matter, cause or thing which has occurred prior to the date hereof ( "Claims"). The Executives acknowledges that this Agreement specifically covers, but is not limited to, any and all Claims which the Executive have or may have against iXL relating in any way to compensation, or to any other terms, conditions or circumstances of the Executive's employment with iXL, whether based on statutory or common law claims for employment discrimination, wrongful discharge, breach of contract or any other theory, whether legal or equitable. Notwithstanding the foregoing, the Executives does not waive any rights to which the Executive may be entitled (1) to seek to enforce this Agreement or the Employment Agreement as amended hereby, (2) to seek indemnification with respect to liability incurred by the Executive as an employee or director of iXL or (3) to receive any accrued benefits or entitlements (such as vacation), expense reimbursements in accordance with iXL's current policies and existing workers' compensation claims.

         11. Effectiveness of Agreement. This Agreement shall become effective as of the Effective Time; provided that the Executive continues to serve as President and Chief Executive Officer of iXL at such time. If for any reason the Mergers are not consummated in accordance with the Merger Agreement or the Executive ceases to serve as President and Chief Executive Officer of iXL prior to the effectiveness of the Mergers, this Agreement shall be null and void ab initio.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above mentioned.

         IXL ENTERPRISES, INC.                         EXECUTIVE



         By: /s/ U. BERTRAM ELLIS, JR.                 /s/ CHRISTOPER M. FORMANT
            --------------------------                 -------------------------
            Name:
            Title